Sales Agreement

Party A: DEC Emei Semiconductor Material Ltd., hereinafter referred to as the " Seller"

Party B: China Inc. hereinafter referred to as the" Buyer", both Parties have concluded the Contract as follows:

1. THE SUBJECT OF THE CONTRACT

1.1 The Seller will sell and Buyer will buy Cadium Telluride in quantity according to separate Commercial Invoices which will be made out on each batch of goods.

2. Commodity and specifications:

2.1 Cadium Telluride

 3.1 The prices for the goods negotiate under the contract, are fixed in US dollars, F.O.B. and are specified in Commercial Invoices. Unit price:$350 per kilogram. There are no minimum purchase requirements. Packing, loading, export customs charges are included into the price of the goods.

4. DELIVERY TERMS

4.1 Delivery of the goods is carried out by separate batches according to the Commercial Invoices.

4.2 Seller will confirm the date of shipment to the Buyer by fax or email.

4.3 There are no minimum purchase requirement for each Commercial Invoice.

5. PAYMENT TERMS

5.1 Payment of the goods is in US dollars, through bank transaction in amounts reflected on the Commercial Invoice.

6. PACKING, QUALITY OF THE GOODS

6.1. The Goods should be shipped in the standard packing providing safety of the goods. Storage of goods is at buyer's own facility.

6.2. The Seller warrants the quantity of goods specified in the Commercial Invoice.

7. DOCUMENTS REQUIRED

1. Original Packing list ; 2.Commercial Invoice.

8. FORCE-MAJEUR

8.1 The Parties are released from liabilities under this Contract, if the non-fulfillment was caused by Force-Majeure, namely: fire, flood, earthquake, war and rumors of war.

8.2 Force Majeure also means other unforeseeable conditions that prevent the Seller or the Buyer carry out the terms of this Contract.

9. ARBITRATION

9.1. All disputes arise from this Contract will be first resolved by negotiation between the Parties.

9.2. In case the Parties are unable to settle their disputes , they shall submit their disputes to a binding arbitration. Arbitration proceeding shall be held in the State of Texas.

10. ADDRESSES OF THE PARTIES

Seller:

DEC Emei Semiconductor Material Ltd.,

333 Shuhan Avenue,

Chengdu, Sichuan Province,

China 610036

Buyer:

China Inc.,

12520 A1 Westheimer #138 Houston, Texas 77077 U.S.A.

By: /s/ Jenny Kwok By: /s/ Tian Jia

DEC Emei Semiconductor material Ltd., China Inc.,

Date: January 8, 2011